PSEG Public Service Enterprise Group Barclays Capital 2011 CEO Energy/Power Conference September 8, 2011 EXHIBIT 99.1

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private
Securities Litigation Reform Act of 1995. When used herein, the words “will”, “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”,
“forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur. Factors which could cause results or events to differ from current expectations include, but are not limited to:
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and trading risks,
• any deterioration in our credit quality, or the credit quality of our counterparties,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• any inability to realize anticipated tax benefits or retain tax credits,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• increase in competition in energy markets in which we compete,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
• changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from
Net Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
The last slide in this presentation includes a list of items excluded from Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG – Defining the Future Ralph Izzo Chairman, President and Chief Executive Officer

PSEG

- PSE&G
- PSEG Power LLC
- PSEG Energy Holdings

PSEG

PSEG
Advantage:
Right platform to deliver
value to customers and investor.
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives
with a $5.2 billion
investment program
through 2013
Electric & Gas Delivery
and Transmission
PSEG Power’s
low-cost, base load
and load following fleet
is geographically well
positioned and
environmentally
responsible
Regional Wholesale Energy
PSEG Energy Holdings
positioned to pursue
attractive renewable
generation opportunities
Renewable Investments
$17.3B Market Cap*
$28.8B Assets**
*Market Capitalization based on closing price on August 31, 2011.  ** Total Assets at June 30, 2011.

Earnings growth achieved…
…
through increased investment, higher output and lower costs.
* See page 24 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings;
All periods reflect Texas in Discontinued Operations.
$2.91
$3.09
$3.12
2008 Operating Earnings* 2009 Operating Earnings* 2010 Operating Earnings*

Market Cap (Year-End 2010)
$0.0
$10.0
$20.0
$30.0
$40.0
Net Income (Full Year 2010)
$0.0
$1.0
$2.0
$3.0
7
Advantage … PSEG is one of the largest power
companies in the US
Source:  EEI 2010 Financial Review; SNL Financial Data as of December 31, 2010.
PSEG $1.56 B
PSEG $16.1B

Growth
$4.72 B
69%
Maintenance
$2.13 B
31%
PSEG’s consolidated capital spending
is focused on growth
Parent SC
$0.07 B
1%
Power
$1.50 B
  22%
PSE&G
$5.24 B
  76%
Holdings
$0.04 B
1%
PSEG 2011-2013E Capital Spending
$6.85 Billion*
by Subsidiary
PSEG 2011-2013E Capital Spending
$6.85 Billion*
Growth vs. Maintenance Spend
*E: Estimate
.

PSE&G’s capital program calls for
investing $5.2 billion…
…through investment in transmission and distribution.
*E: Estimate.
2011-2013E Utility Capital Spending
$5.2 Billion*
Renewables/EMP
$0.7 B
13%
Gas Utility
$0.6 B
11%
Electric Distribution
$1.0 B
20%
Transmission
$2.9 B
56%

PSE&G’s investment program provides opportunity
for ~11%* annualized growth in rate base …
PSE&G Projected Rate Base
*Starting from 2010 Rate Base of $7.8 billion.
… as Transmission grows to 33% of rate base by 2013.
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
2010 2011 2012 2013
Gas Distribution Electric Distribution Electric Transmission Energy Master Plan

Low-cost portfolio
Fuel flexibility
Regional focus in competitive, liquid
markets
Assets favorably located near
customers/load centers
Many units east of PJM constraints
Market knowledge and experience to
maximize the value of our assets
Nuclear plants re-licensed
Multiple emission controls installed
… and is well positioned to respond to EPA regulations.
Power’s investment program has focused on optimizing
its assets in a dynamic environment …
18% 45%
8%
Fuel Diversity*
Coal
Gas
Oil
Nuclear
Pumped
Storage
1%
Energy Produced*
Total GWh: 56,727
52%
19%
28%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
Total MW: 13,538
27%
9%
* Twelve months ended December 31, 2010.

… good location, fuel diversity, and solid markets.
Power’s PJM assets along the dispatch curve …
Energy Revenue X X X
Capacity Revenue X X X
Ancillary Revenue X X
Dual Fuel X X
Peaking units Load following units
Nuclear
Coal
Combined Cycle
Steam
Peaking
Baseload units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2 Linden 1,2
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Bergen 1
Sewaren 1-4
Hudson 1
Mercer1, 2 Bergen 2
Sewaren 6
Mercer 3
Kearny 10-11
Linden 5-8 / Essex 9
Burlington 12  / Kearny 12
Peach
Bottom
Yards
Creek
National Park
Salem 3
Bergen 3

Power’s Coal/Gas fuel mix has changed
from ~50/50…
…to ~40/60 Coal/Gas due to gas commodity pricing vs coal.
52%
42% 42%
39%
48%
58% 58%
61%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2008 2009 2010 2011 July YTD
Coal Gas CC

0
50
100
150
200
250
Source: EPA (2009), EIA (2009), and PSEG Projections
0
2
4
6
8
10
12
14
0
10
20
30
40
50
60
PSEG Projected NOx Emission Rate for 2011
versus 2009 400 U.S. Coal Plants
Conemaugh
Hudson
Bridgeport
Mercer   Keystone
NOx
Keystone
Bridgeport
Conemaugh
Hudson   Mercer
SO
2
PSEG Projected SO2
Emission Rate for 2011
versus 2009 400 U.S. Coal Plants
Keystone
Conemaugh
Bridgeport
Mercer
Mercury
PSEG Projected HG Emission Rate for 2011
versus 2009 400 U.S. Coal Plants
Hudson
PSEG Power’s environmental program has
resulted in dramatically lower emissions…
…leaving Power’s coal fleet among the cleanest in the country.

…through a balanced portfolio hedging strategy.
Power’s hedging strategy combined with strong operations have supported results
2011 forwards imply continued market challenges, but well positioned for market response to EPA requirements
Power will continue to utilize a hedging strategy that incorporates full requirement load contracts and contracting using other products to secure pricing over a 2-3 year forward horizon
BGS continues to be an important part of our hedging strategy
Three year nature of BGS provides reduced volatility for customers and providers
PSEG Power, as part of P3, is an active participant in market discussions challenging subsidized pricing.
Power’s fleet is economically optimized…

Hedge Strategy …
…
open to market improvement.
* Hedge percentages and prices as of July 2011 for the August 2011 and forward time frame. Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
2011 2012 2013
Aug - Dec
Volume TWh 14 36 36
Base Load % Hedged 100% 75%-80% 35%-40%
(Nuclear and Base Load Coal)
Price $/MWh $68 $64 $63
Volume TWh 9 20 21
Intermediate Coal, Combined % Hedged 30%-35%
Cycle, Peaking
Price $/MWh $68
Volume TWh 23 56 57
Total % Hedged 70%-75% 45%-50% 20%-25%
Price $/MWh $68 $64 $63
Contracted Energy*

Growth
$4.72 B
69%
Maintenance
$2.13 B
31%
PSEG’s consolidated capital spending
is focused on growth …
Parent SC
$0.07 B
1%
Power
$1.50 B
  22%
PSE&G
$5.24 B
  76%
Holdings
$0.04 B
1%
PSEG 2011-2013E Capital Spending
$6.85 Billion*
by Subsidiary
PSEG 2011-2013E Capital Spending
$6.85 Billion*
Growth vs. Maintenance Spend
*E: Estimate
.
… with reasonable, risk-adjusted returns.

Sources Uses

PSEG’s internally generated cash flow
between 2011 – 2013 …
… supports capital investment and the shareholder dividend without the need for equity issuance.
* Cash from Operations adjusts for securitization principal repayments ~$0.7B.
** 2011-2012 include bonus depreciation of ~$0.9B offset by ~$0.1B in 2013.
Power
Cash
from Ops
Debt
Issued
PSE&G
Investment
Debt
Redeemed
Shareholder
Dividend
PSEG Consolidated
2011 – 2013 Sources and Uses
PSE&G
Cash from
Ops*
Power
Investment
Asset Sale
Proceeds
Includes:
Bonus Depreciation = ~$0.8B**
Pension Contribution = ~($0.5B)
Other Net
Cash Flow

25%
30%
35%
40%
45%
50%
2008 2009 2010 2011-2013E
Average
PSEG Power
Funds from Operations / Total Debt
Power’s credit metrics remain strong ...
Power’s free cash
flow produces strong
credit measures and
provides sufficient
cushion for potential
gas price volatility
Free Cash Flow
(1)
~750 ~950 ~750 Average: ~725
Dividends to Parent 500 850 550 Average: ~475
(in $Millions)
(1) Free Cash Flow represents cash from operations less cash used for investing; E:estimate.
… providing opportunities for growth investments.

$ Per Share
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E

PSEG

PSEG Dividend – a major source of return
to shareholders …
PSEG Annual Common Dividend Per Share 2001-2011E
… with a 104-year track record.
$1.08 $1.08 $1.08
$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37 $1.37
$1.00
$1.25
$1.50

Outlook for 2011 Operating Earnings
Maintained
* See page 24 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
EPS contribution from PSE&G expected to represent 35 to 40% of
2011 forecast earnings versus 27% contribution to 2010 earnings.
$3.12
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2010 Operating Earnings* 2011E Earnings Guidance*
$2.75E
$2.50E

PSEG is responding to investors’ questions
Investors’ Questions PSEG Position
How is PSEG affected
by environmental policy
changes?
Commercial operation of Back-End Technology puts us in good position on potential Clean Air rules
What’s the impact of
commodity volatility?
Multi-year hedging
Asset balance dampens relative fuel price volatility
Capacity markets provide stability
How are you responding
to State incursion into
markets?
Recent decision by FERC has upheld competitive market mechanisms
We are also challenging the constitutionality of NJ’s actions
Do you need equity?
Strong cash flow enables us to execute our strategy, with room for additional investment, without the need to issue equity
How is management
incented to deliver value to
shareholders?
Management’s long-term incentives are based on a combination of return on invested capital and total shareholder return relative to peers over a multi-year period of time

PSEG Advantage:  Asset mix, strong
operations…
Reliability One Award
winner for Mid-Atlantic
Region – 9
th
year in a row
Regulatory agreements
and cost control provide
opportunity for improved
returns
Investment program
focused on growth and
providing customers with
clean, reliable energy
PSEG Power PSE&G
…with balance sheet to support growth.
Asset mix
Strong platform open to
improvement in the market
Well-run, low-cost
generating fleet combined
with fuel flexibility
supports margins
Hedging strategy mitigates
near-term risk
Major environmental
compliance capital
program completed
Actively working to defend
competitive power markets
Reducing risk
Building a platform for
renewables and investing
through PPA-supported
projects
International lease
investments terminated
Resources carefully
monitoring remaining
traditional leases and
other investments
PSEG Energy Holdings

Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Pro-forma Adjustments, net of tax 2010 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 46 $          9 $            (71) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (1) (11) 14
Market Transition Charge Refund (PSE&G) (72) - -
Net Reversal of Lease Transaction Reserves (Energy Holdings) - 29 -
Lease Transaction Reserves (Energy Holdings) - - (490)
Asset Impairments - - (13)
Premium on Bond Redemption - - (1)
Total Pro-forma adjustments (27) $         27 $          (561) $
Fully Diluted Average Shares Outstanding (in Millions) 507 507 508
Per Share Impact (Diluted)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 0.09 $       0.02 $       (0.14) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) - (0.02) 0.03
Market Transition Charge Refund (PSE&G) (0.14) - -
Net Reversal of Lease Transaction Reserves (Energy Holdings) - 0.05 -
Lease Transaction Reserves (Energy Holdings) - - (0.96)
Asset Impairments - - (0.03)
Premium on Bond Redemption - - -
Total Pro-forma adjustments (0.05) $      0.05 $       (1.10) $
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
For the Twelve Months Ended